Exhibit 99.1

Aspen Insurance Holdings Limited Investor Presentation Chris O'Kane Chief Executive Officer Richard Houghton Chief Financial Officer May 2010

Safe Harbor Disclosure 2 This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events such as Hurricanes Ike and Gustav and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best or Moody's Investor Service ("Moody's"); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2010. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount.

Summary Who we are What we do Industry challenges The Aspen approach Appendix 3

Who We Are Underwriting Led, Diversified Specialty Insurer and Reinsurer Underpinned by Strong Risk Management Culture Bermuda domiciled diversified Specialty Insurer and Reinsurer Founded 2002; IPO - 2003; $2.1bn market cap* $3.1bn of total capital, as of March 31, 2010 Ratings of A (S&P), A2 (Moody's) and A (AM Best) Diluted BVPS 16% CAGR over four years $2.1bn Gross Written Premium in 2009; estimate $2.2bn +/- 5% GWP for 2010** 57% Reinsurance, 43% Insurance (2010E) 53% Property, 47% Casualty (2010E) Focus on Specialty Lines Insureds tend to be more unusual or higher risk; typically requires high degree of individual risk underwriting expertise In-depth underwriting expertise and ability to respond quickly to the needs of the insured and changing market conditions key Multi-platform approach 3 main underwriting platforms: London, Bermuda and US Branch offices in Paris, Zurich, Singapore, Dublin, Cologne and 3 main locations in the US 4 As at April 30, 2010** Estimate as at April 29, 2010

What We Do Insurance vs. Reinsurance* Property vs. Casualty* GWP by "Core" Platform Global Footprint 176 employees 4 offices, 3 countries Balanced Business Lines, Diversified Production Sources and Increased Global Presence * By GWP 42% 19% 43% 5 2003 LTM to March 31, 2010 660+ employees 19 offices, 8 countries 43% 57% 52% 43% 48% 43% 63% 19% 18%

What We Do Strategy - Key Elements 6 Targeting Consistent Quality Returns with Low Volatility Our strategy has 6 key elements: ? Diversified underwriting platform (product and geography) ? Selective expansion where Aspen has a competitive advantage ? Execution framework underpinned by strong risk management infrastructure and culture ? Focus on spreading risk and lowering volatility ? Prudent stewardship of capital ? People - hiring and development of talent

What We Do Reinsurance: Overview and Strategy Aspen Approach 12 underwriting units in 4 divisions Established market leader Presence in major market hubs allowing close proximity to customers Deep expertise and understanding of client needs and risks Focus on smaller, specialized companies and risks to maintain portfolio diversity Focus on clients where reinsurance and reinsurance relationships are a vital part of their business need 7 Property Catastrophe Reinsurance Property Other Casualty Reinsurance Specialty Reinsurance Credit & Surety Reinsurance Agriculture Specialty Reinsurance Structured US Casualty Treaty International Casualty Treaty Global Casualty Facultative Treaty Risk Excess Treaty Pro Rata Global Property Facultative Risk Solutions Treaty Catastrophe

Marine, Energy and Transportation Financial and Professional Lines Property Insurance Casualty Insurance MEC Liability Energy Property Marine Hull Specie Aviation Financial Institutions Professional Liability (including Management and Technology Liability) Financial & Political Risks UK Commercial Property & Construction US Property (E&S) What We Do Insurance: Overview and Strategy 13 underwriting units in 4 divisions Specialist 'E&S' type approach to underwriting within Insurance operations Bias towards complex risks Diverse portfolio of disparate insurance risks Divisional focus compliments in-house underwriting expertise 8 Aspen Approach UK Commercial Liability Excess Casualty US Casualty (E&S)

What We Do

Progressive Diversification of Strategic Footprint



Products
Platforms
'03
• Specialty RI (Aviation & Marine)
• US Casualty Re
• US E&S lines
• Bermuda
• London
• US
'04
• US based reinsurance lines
- Property (including Fac)
- Casualty (including Fac)
'05
• Aviation Insurance
• Marine Insurance
• Energy Insurance
'06
• International Property Facultative Reinsurance
• Paris
'07
• Professional Liability Insurance
• Excess Casualty
• Transportation related Liability Insurance
• Zurich
• Dublin
'08
• Financial & Political Risk Insurance
• Financial Institutions Insurance
• Management Technology and Liability Insurance
• Lloyd's
• Singapore
'09
• Specie Insurance
• International Casualty Facultative Reinsurance
• Credit & Surety Reinsurance
'10
• Agriculture Reinsurance
• US Professional Liability Insurance
• US Directors & Officers Insurance
• Miami
• Cologne



Development of GWP
GWP $m
2000
1500
1000
500
0
2002
2003
2004
2005
2006
2007
2008
2009
Year
2009 Lines
2008 Lines
2007 Lines
2006 Line
2005 Lines
2004 Lines
2003 Lines
Original Lines

Incremental Expansion into Adjacent Business Lines and Selective Establishment of New Underwriting Platforms / Offices Consistent with Market Conditions

AHL: NYSE

9

What We Do Focus on Growth in BVPS Diluted Book Value per Share up 19% since March 31, 2009 10 *Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share, reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm

Top Quintile Mean Bottom Quintile Property Lines 0.452 0.896 1.034 0.187333285 0.190991801 0.516492643 0.518938748 0.649131934 0.64932174 0.741539845 0.746511025 0.754776674 0.765736084 0.837747896 0.840870487 0.842409887 0.84796013 0.863267672 0.863318512 0.870203061 0.873929105 0.879399029 0.879852745 0.879995197 0.881357375 0.887648298 0.889696488 0.890991531 0.897892884 0.898038241 0.916398141 0.918267426 0.957828023 0.964729674 0.966448543 0.997952778 1.400200898 Medical Malpractice 0.606 0.819 1.024 0.563117178 0.615496062 0.620533686 0.626780861 0.683306915 0.691097035 0.702562578 0.722718561 0.733113701 0.783261445 0.790058927 0.802901199 0.814552813 0.816578826 0.82964753 0.848410505 0.882320589 0.883562297 1.001106174 1.104074941 1.106411371 Workers Comp 0.42 0.842 0.945 0.274839838 0.345489487 0.429012753 0.449304961 0.476546705 0.54350759 0.674329809 0.698729181 0.6989884 0.72393461 0.725118445 0.735755645 0.766606627 0.800640563 0.832363366 0.841539142 0.846977195 0.847793274 0.855235389 0.861570842 0.88415748 0.893176946 0.897004684 0.898389476 0.89989606 0.89999409 0.926096473 0.927225994 0.965832568 0.966244074 0.983602448 Comm. Auto 0.716 0.905 1.01 0.675470947 0.757120888 0.854968457 0.886328954 0.9128043 0.962776127 0.987577871 1.032213632 Gen. Liability 0.449 0.784 0.916 0.420649797 0.4766577 0.732182468 0.735193981 0.755653624 0.76594764 0.769570372 0.773925262 0.787698208 0.822125184 0.848573367 0.865411141 0.966546852 2.392320224 3.456042212 Other Specialty 0.573 0.822 0.954 0.489203863 0.562139256 0.562885886 0.676971885 0.714036634 0.725915559 0.752674798 0.787526527 0.789053945 0.798736961 0.811795565 0.812073212 0.840824251 0.850997665 0.862797006 0.910103436 0.910863658 0.914811997 0.935326952 0.942376701 0.955489766 0.983662339 Mixed Lines 0.426 0.867 0.949 0.341081718 0.384580969 0.430325277 0.4593456 0.514117766 0.538506051 0.575516534 0.612090815 0.685415687 0.693841476 0.70709158 0.71350381 0.73534146 0.762748303 0.772609024 0.782739129 0.794176124 0.795920987 0.799501173 0.806019153 0.824227832 0.827771075 0.844005546 0.844253298 0.845046232 0.845167432 0.848103109 0.857224345 0.862498523 0.878358438 0.887564236 0.8893 81865 0.890430849 0.893462466 0.894002031 0.895721207 0.896361576 0.900376497 0.902794089 0.911714106 0.916095745 0.918359203 0.923892737 0.925842695 0.926207466 0.929319052 0.930113155 0.934309222 0.94553305 0.945649389 0.987550869 ......and Opportunities Source: Conning Research & Consulting * Operating Ratio: An insurer's Combined Ratio minus the Investment Income Ratio 12 Five Year Average Operating Ratio by Peer Group and Quintile, 2002 - 2008* Diversified Approach Allows Opportunistic Access to Profitable Business Segments US P&C Insurance Industry Performance

* As at March 31, 2010. Key located on final slide of Appendix The Aspen Approach Market Map 13

The Aspen Approach "Testing Conventional Wisdom" Political and Financial Risk Insurance Credit & Surety Reinsurance Inception 2008 GWP $33m; combined ratio 81.1% (2009) GWP $39m; combined ratio 83.0% (2008) Building reputation as a market leader while sustaining core principle of underwriting profitability Quantitative credit analysis Fundamental analysis Structural analysis Policy documentation Inception 2009 2009: GWP $49m; combined ratio 89.6% Well positioned to benefit from recent increased activity in financial markets Focus is primarily European and ex-US; US Surety business excluded 14 Aviation Insurance Inception 2005 GWP $113m; combined ratio 92% (2009) 2009 third consecutive loss-making year for industry; industry sector loss ratio estimated at >110% including Air France loss Aspen 2009 result likely to be comfortably in the top quartile for the industry Very Strong Performance in Selected Lines Despite Challenging Market Conditions Reflecting Specialist Approach

2009 Risk Adjusted Capital** (%) The Aspen Approach Value of Diversified Portfolio 16 0% Diversified Portfolio Allows Efficient Allocation of Capital Target Return 2009 RORAC* (%) 100% * RORAC: Return on Risk Adjusted Capital ** Risk Adjusted Capital: Total Capital (including Equity, Debt and Perpetual Shares) allocated to each line of business, based upon the relative level of risk of each line

The Aspen Approach Managing the Cycle * Since inception June 2002 1 RRV: renewal rate variation report - monitors the change in rate for the risk from one year to the next 17 Proactive Management of Cycle UK Employers' / Public Liability UK Liability 75.7 223.2 212.5 171.2 124.8 92.2 75.1 45.4 0 50 100 150 200 250 2001 2002* 2003 2004 2005 2006 2007 2008 2009 RRV index 2001=100 0 50 100 150 200 250 GWP $m GWP $m (RH scale) RRV1 index (LH scale) US Casualty Re 4.9 107.5 222.3 261.0 237.3 219.7 181.2 163.1 0 50 100 150 200 250 2001 2002* 2003 2004 2005 2006 2007 2008 2009 RRV index 2001=100 0 50 100 150 200 250 300 GWP $m GWP $m (RH scale) RRV index (LH scale)

The Aspen Approach Managing the Cycle 18 Active Management of Top Line Consistent with Market Conditions 2010 year of account* GWP at end January increased by 6% from the 2009 renewable base mainly due to the impact of new business ? Non-renewed approximately 17% of our existing book ? Active management of line size and attachment point *Year of account GWP represents estimated full year written premium for contracts incepting in January and does not include the impact from prior year premium adjustments. *

The Aspen Approach Managing Growth 19 Regular Evaluation of Opportunities to Expand Strategic Footprint Consistent with Market Conditions in Accordance with Strict Criteria Hiring of individual underwriters Establishment of new underwriting units 'Bolt on' acquisitions Transformational M&A Growth Continuum ? ? ? ? Strategic fit Financially attractive Manageable execution risk Consistent with our risk management appetite Key Evaluation Criteria ? ? ? ?

Premium income Declines Adequate Return on Capital Inadequate Return on Capital Capital Scarcity Excess Capital Capital Declines HARD MARKET SOFT MARKET Premium income Rises Capital Growth Continued Commitment to Capital Management; Returned $901m* from Inception to Date The Aspen Approach Managing Capital 20 * Includes $200m share repurchase entered into in Q12010 Shareholder Equity Development 2006-2010 Q1

The Aspen Approach Prudent Investment Management Consistent investment approach to deliver stable investment income focused on: Credit quality & liquidity Interest rate tactics Yield curve management Sector rotation opportunities Growth and stability in Aspen's book yield since 2003 21 Source: Bloomberg Key Considerations Pro-active Management of Investment Portfolio to Build Long Term Value Through all Market Cycles; $211mm Unrealized Investment Gains at 1Q 2010 2010

The Aspen Approach Delivering Strong Investment Returns 3 Year Return vs. Peers** Fixed Income Portfolio Credit Ratings* 22 * 0.62% is BB, B, CCC or NR ** Total investment return at December 31, 2009 Peers include ACE, AWH, ACGL, AXS, ENH, RE, MXGL, PRE, PTP, TRH, XL, RNR, MRH, VR Significant Outperformance vs. Peers; Aspen Rated #2 out of 15

The Aspen Approach Delivering Growth in Diluted BVPS Source: Company data, SNL * Peers include ACE, AWH, ACGL, AXS, ENH, RE, MXGL, PRE, PTP, TRH, XL, RNR, MRH, VR 23 Aspen vs. Peers* Top Quartile Performance vs. Peers

The Aspen Approach Delivering Growth with Low Volatility Source: Company data, SNL * Peers include ACE, AWH, ACGL, AXS, ENH, RE, MXGL, PRE, PTP, TRH, RNR, MRH, VR 24 Aspen vs. Peers* Strong Growth in Diluted BVPS and Low Volatility vs. Peers

The Aspen Approach 2010 Guidance Actual 2009 Results Initial Guidance February 9, 2010 Revised Guidance April 28, 2010 Gross Written Premium $2.1 billion $2.2 billion +- 5% $2.2 billion +- 5% % Premium Ceded 11.3% of GEP 8% - 12% of GEP 8% - 12% of GEP Combined Ratio 84.1% 88% - 94% 92% - 98% Tax Rate 11.4% 10% to 14% 9% to 13% Cat-Load $12 million $170 million (assuming normal loss experience) $140 million (for the remainder of the year assuming normal loss experience) 25

Conclusions Specialty approach offers disciplined and cross-cycle performance Consistent quality returns from diversified model Proactive capital management Financial strength Appetite for and delivery in establishing and integrating new underwriting units Rigorous approach to investment in growth 26 Attractive Cross-Cycle Returns

Financial Highlights: Q1 2010 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm † (†) Includes corporate expenses for Group reporting purposes. Appendix 27

Financial Highlights: Group Summary Q1 2010 Financial Highlights: Group Summary Q1 2010 Financial Highlights: Group Summary Q1 2010 Appendix

Financial Highlights: Group Summary Q1 2010 Q1 2009 Q1 2010 Appendix 29

Results by Business Segment: Q1 2010 * Underwriting income is calculated as underwriting revenues, less underwriting expenses. n Q1 2009 n Q1 2010 Appendix 30

Key Performance Metrics: Q1 2010 * * Appendix

Key Performance Metrics: Q1 2010 * Appendix 32

Financial Highlights: Total Investment Return - Q1 2010 Annualized Investment Return For The Quarter of 5.8% Appendix 33

Chilean Earthquake Loss Estimate Market loss estimates between $5bn-$8bn All reinstatements are related to the property catastrophe business line Appendix

Aspen's Modelled Worldwide Natural Catastrophe Exposures Source: Aspen analysis using RMS v9.0 occurrence exceedance probability as at April 1, 2010 and Shareholders' Equity of $3,140.2 million Major Peril Zones, 100 and 250 Year Return Periods as a Percentage Of Total Shareholders' Equity 1 in 100 Year Tolerance: 17.5% of Total Shareholders' Equity 1 in 250 Year Tolerance: 25% of Total Shareholders' Equity Appendix 35 35

Key for Slide 13 36 Appendix